STANDARD FORM COMMERCIAL LEASE
                                         Member Greater Boston Real Estate Board

1.  PARTIES

Pine Street Realty Trust ("LESSOR"), which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to Symbollon Corporation

2.  PREMISES

("LESSEE"), which expression shall include their successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises: 5,400 rentable SF at 37 Loring Drive, Framingham, Massachusetts 01702, together with the right to use in common, with others entitled thereto, the hallways, stairways, elevators, and parking, necessary for access to said leased premises, and lavatories nearest thereto.

3.  TERM

The term of this lease shall be for Five (5) years commencing on July 1, 1997 and ending on August 31, 2002.

4.  RENT

The LESSEE shall pay to the LESSOR rent at the rate of (see attached addendum) dollars per year, payable in advance in monthly installments of (See attached addendum).

5.  SECURITY DEPOSIT

Upon the execution of this lease, the LESSEE shall pay to the LESSOR $2,363.50 dollars, which shall be held as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE's satisfactory compliance with the conditions hereof.

6.  RENT ADJUSTMENT

Not Applicable


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7.  UTILITIES

The LESSEE shall pay, as they become due, all bills for electricity, gas, water and sewer, and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered, and all bills for fuel furnished to a separate tank servicing the leased premises exclusively.

LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR. LESSEE is responsible for annual maintenance and repair to the rooftop HVAC units. LESSOR shall assign to LESSEE any warranties for the HVAC equipment located within the leased premises.

8.  USE OF LEASED PREMISES

The LESSEE shall use the leased premises only for the purpose of R&D, Manufacturing and Office use. LESSOR warrants that no matter of record title, local zoning laws or the rules and regulations of the Loring Drive Condo Trust interfere with use of the leased premises for the purpose set forth above. LESSOR shall warrant and defend LESSEE in the quiet enjoyment and possession of the leased premises.

9.  COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. The LESSEE may use hazardous chemicals on the leased premises provided that such chemicals are used and disposed of in accordance with all applicable laws.

10.  FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.  MAINTENANCE

THE LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole.

A. LESSEE'S OBLIGATION The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

B. LESSOR'S OBLIGATION The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.


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12.  ALTERATIONS-ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.  ASSIGNMENT SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR's prior written consent (which consent shall not be unreasonably withheld). Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease. Should Lessee assign or sublet the premises and receive rent in excess of that due the Lessor, then Lessee shall share such profits equally with the Lessor.

14.  SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.


15.  LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within six (6) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.  INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises. The removal of snow and ice from the sidewalks bordering on the leased premises shall be the LESSEE's responsibility unless such loss is caused by neglect of the LESSOR.

17.  LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of $1,000,000.00 with property damage insurance in limits of $1,000,000.00 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such polices shall not be canceled without at least ten (10) days prior written notice to each assured named therein.

18.  FIRE, CASUALTY - EMINENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if: (a) The LESSOR fails to give written notice within (30) days of intention to restore leased premises, or
(b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking. The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment including leasehold improvements.


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19.  DEFAULT AND BANKRUPT

In the event that (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten
(10) days after written notice thereof; or (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 18 per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20.  NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR One Hollis Street, Suite 212 Wellesley, MA 02181 (617) 235-7065.




21.  SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.  BROKERAGE

The  Broker(s)  named herein R.W.  Holmes Realty Co.,  Inc.  warrant(s)  that he
(they) is (are) duly licensed as such by the Commonwealth of Massachusetts, and join(s) in this agreement and become(s) a party hereto, insofar as any provisions of this agreement expressly apply to him (them), and to any amendments or modifications of such provisions to which he (they) agree(s) in writing.

LESSOR agrees to pay the above-named Broker upon the term commencement date a fee for professional services of R.W. Holmes Realty Co., Inc.

23.  OTHER PROVISIONS

It is also understood and agreed that SEE ATTACHED ADDENDUM

IN WITNESSWHEREOF, the said parties hereunto set their hands and seals this 5th day of June, 1997.

SYMBOLLON CORPORATION



/s/ Paul C. Desjourdy                                /s/ William Foley
---------------------                                -----------------
LESSEE                                               LESSOR
Paul C. Desjourdy, Executive V.P.                    William Foley, as Trustee
                                                     and not Individually


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                   ADDENDUM TO STANDARD FORM COMMERCIAL LEASE
                                     Between
                                WILLIAM FOLEY and
                              SYMBOLLON CORPORATION

1)       Rent:
         During the term of the lease, Lessee shall pay rent as follows:

                  Original Period           Rental Rate (triple net)
         July 1, 1997 to Aug. 31, 1998          $5.25/SF  (The payments for year
         Sept. 1, 1998 to Aug. 31, 1999         $5.50/SF   1 will be spread out
         Sept. 1, 1999 to Aug. 31, 2000         $5.75/SF   over 14 months)
         Sept. 1, 2000 to Aug. 31, 2001         $6.00/SF
         Sept. 1, 2001 to Aug. 31, 2002         $6.25/SF

         All base rental payments shall be due and payable in advance on the first day of each month of the Lease term except for the first month's rent and security deposit which is due and payable upon lease execution.

2) NNN Expenses:
         The Lessee shall pay as additional rent during the term of the Lease its proportionate share of Real Estate Taxes, all exterior common area maintenance and repairs, which includes landscape and snow removal, basic building insurance, and common area utilities. The annual cost of these NNN expenses shall be due and payable monthly, at the beginning of each month except for the first month which shall be due and payable upon Lease execution. Lessee will be responsible for their proportionate share of all increases in operating expenses. Lessee shall pay estimated monthly NNN expenses of $675.00 at the beginning of each month. Lessor will prepare a reconciliation at the end of each twelve month period of actual expenses and issue either an additional invoice or credit.

3)       Option to Renew:
         Lessee shall have the option to renew this Lease for one (1) additional period of Five (5) years, provided that Lessee has not been in default under any of the terms and conditions of the Lease, by giving Lessor six (6) months prior written notice. The terms and conditions of the Lease shall be the same except for the rental rate which shall be as follows:

                  Original Period           Rental Rate (triple net)
                  ---------------           ------------------------
         Sept. 1, 2002 to Aug. 31, 2003              $6.50/SF
         Sept. 1, 2003 to Aug. 31, 2004              $6.75/SF
         Sept. 1, 2004 to Aug. 31, 2005              $7.00/SF
         Sept. 1, 2005 to Aug. 31, 2006              $7.25/SF
         Sept. 1, 2006 to Aug. 31, 2007              $7.50/SF


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4)       Condition of Space: (See Exhibit "A")
         Lessor agrees to make prior to the commencement of the Lease the improvements to the leased premises as detailed on Exhibit "A" hereto. Lessee agrees to pay Lessor Fifty Thousand Dollars ($50,000) for the improvements upon the later of commencement of the lease or the completion of the improvements. If the improvements are not completed by July 1, 1997, then the Lease Term shall be deemed to commence on the date of completion of the improvements, provided that if the improvements are not completed by August 1, 1997, Lessee may terminate the Lease and receive a full refund of all amounts paid or deposited with Lessor hereunder. Any build-out change orders will be at the sole expense of the Lessee. Lessor agrees to notify Lessee of the timetable for the work to make such improvements, and Lessee shall have a right to be present during such work. Lessee and Lessor agree to work together so that the improvements as specified are timely completed.